UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2023

GOOD WORKS II ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-40585	86-2899919
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

4265 SAN FELIPE, SUITE 603

HOUSTON, texas 77027

(Address of principal executive offices)

(713) 468-2717

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GWII	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	GWIIW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Event.

Good Works II Acquisition Corp. (the “Company”), a blank-check company formed for the purpose of acquiring or merging with one or more businesses, plans to redeem all of its outstanding shares of common stock that were included in the units issued in its initial public offering (the “Public Shares”), effective as of the close of business on March 16, 2023 (the “Record Date”), as the Company will not consummate an initial business combination within the time period required by its Amended and Restated Certificate of Incorporation, as amended.

In order to provide for the disbursement of funds from the trust account, the Company will instruct the trustee of the trust account to take all necessary actions to liquidate the securities held in the trust account. The proceeds of the trust account will be held in a non-interest bearing account while awaiting disbursement to the holders of the Public Shares. Holders of record, as of the Record Date, of the Public Shares will receive their pro rata portion of the proceeds of the trust account, less $100,000 of interest to pay dissolution expenses and net of taxes payable, by delivering their Public Shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent. Beneficial owners of Public Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. The redemption of the Public Shares is expected to be completed within ten business days after the Record Date.

The Company’s sponsor and other holders of founder shares, which were initially issued to the Company’s sponsor prior to the Company’s initial public offering, have agreed to waive their redemption rights with respect to their shares of founder shares. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless.

Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K are forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination between Good Works, including statements regarding the planned liquidation. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “positions,” “enables” and similar expressions (including the negative versions of such words or expressions).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD WORKS II ACQUISITION CORP.

Date: February 22, 2023	By:	/s/ Cary Grossman
	Name:	Cary Grossman
	Title:	President, CEO and CFO

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